UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 16, 2008

Ultratech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 321-8835

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On October 16, 2008 Ultratech, Inc. (“the Registrant”) issued a press release to report its financial results for its Third quarter ended September 27, 2008.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information contained herein and in the accompanying Exhibit 99.1 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8.  Except as provided in the previous sentence, the information in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Item 9.01     Exhibits

(c)       Exhibits.

Exhibit	Description
99.1	Press release announcing Ultratech’s Third Quarter 2008 Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRATECH, INC.
(Registrant)

Date:	October 16, 2008	By:	/s/ BRUCE R. WRIGHT

Bruce R. Wright
Senior Vice President, Finance and Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
99.1	Ultratech Announces Third Quarter 2008 Results

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